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  PROSPECTUS                                                February 20, 1996
  EVERGREEN VARIABLE TRUST                (Evergreen Tree Logo Appears Here)
  EVERGREEN VA FUND
  EVERGREEN VA GROWTH AND INCOME FUND
  EVERGREEN VA FOUNDATION FUND

           The Evergreen Variable Trust (the "Trust") is designed to provide investors with a selection of investment alternatives which seek to provide capital growth, income and diversification through its three investment series (the "Funds"). The Trust is an open-end management investment company. This Prospectus sets forth concise information about the Trust and the Funds that a prospective investor should know before investing. Shares of the Funds are only sold to (a) separate accounts funding variable annuity and variable life insurance contracts issued by life insurance companies; and (b) qualified pension and retirement plans. The address of the Trust is 2500 Westchester Avenue, Purchase, New York 10577.
           A "Statement of Additional Information" for the Trust dated February 20, 1996 has been filed with the Securities and Exchange Commission and is incorporated by reference herein. The Statement of Additional Information provides information regarding certain matters discussed in this Prospectus and other matters which may be of interest to investors, and may be obtained without charge by calling the Trust at (800) 321-9332. There can be no assurance that the investment objective of any Fund will be achieved. Investors are advised to read this Prospectus carefully. THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK OR ANY SUBSIDIARIES OF A BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED OR OTHERWISE PROTECTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                    KEEP THIS PROSPECTUS FOR FUTURE REFERENCE

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                                TABLE OF CONTENTS

OVERVIEW OF THE FUNDS                                       2
FINANCIAL HIGHLIGHTS                                        2
DESCRIPTION OF THE FUNDS                                    3
         Investment Objectives And Policies                 3
         Investment Practices and Restrictions              5
MANAGEMENT OF THE FUNDS                                     7
         Investment Adviser                                 7
         Sub-Adviser                                        8
SALE AND REDEMPTION OF SHARES                               9
         Participating Insurance Companies                  9
         Purchases                                          9
         Redemptions                                        9
         Dividends                                          9
         Tax Status                                        10
         Effect of Banking Laws                            10
GENERAL INFORMATION                                        10
         Custodian, and Transfer and Dividend Paying
               Agent                                       10
         Expenses of the Trust                             11
         Shareholder Rights                                11
         Description of Shares                             11
         Performance                                       11
         General                                           13

                              OVERVIEW OF THE FUNDS
       The following summary is qualified in its entirety by the more detailed information contained elsewhere in this Prospectus. See "Description of the Funds" and "Management of the Funds".
       The Investment Adviser to the EVERGREEN VA FUND, EVERGREEN VA FOUNDATION FUND and EVERGREEN VA GROWTH AND INCOME FUND is Evergreen Asset Management Corp. ("Evergreen Asset" or the "Adviser") which, with its predecessors, has served as investment adviser to the Evergreen group of mutual funds since 1971. Evergreen Asset is a wholly-owned subsidiary of First Union National Bank of North Carolina ("FUNB"), which in turn is a subsidiary of First Union Corporation, the sixth largest bank holding company in the United States. Lieber & Company, which is also a wholly-owned subsidiary of FUNB, furnishes Evergreen Asset with information, investment recommendations, advice and assistance to augment its investment advisory services.
       EVERGREEN VA FUND seeks to achieve capital appreciation by investing in the securities of little-known or relatively small companies, or companies undergoing changes which the Adviser believes will have favorable consequences. Income will not be a factor in the selection of portfolio investments.
       EVERGREEN VA GROWTH AND INCOME FUND seeks to achieve a return composed of capital appreciation in the value of its shares and current income. The Fund will attempt to meet its objective by investing in the securities of companies which are undervalued in the marketplace relative to those companies' assets, breakup value, earnings, or potential earnings growth.
       EVERGREEN VA FOUNDATION FUND seeks, in order of priority, reasonable income, conservation of capital and capital appreciation. The Fund invests principally in income-producing common and preferred stocks, securities convertible into or exchangeable for common stocks and fixed income securities.

                              FINANCIAL HIGHLIGHTS
       The Evergreen Variable Investment Trust will commence operations on March 1, 1996 and has not yet completed an accounting period for which per share data and ratios are calculated. Accordingly, no per share data and ratios are available for any of its three investment series.
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                            DESCRIPTION OF THE FUNDS
INVESTMENT OBJECTIVES AND POLICIES
       Each Fund's investment objective is fundamental and cannot be changed without shareholder approval. In addition to the investment policies detailed below, each Fund may employ certain additional investment strategies which are discussed in "Investment Practices and Restrictions". There can be no assurance that the Fund's investment objective will be achieved.

EVERGREEN VA FUND
       The EVERGREEN VA FUND seeks to achieve its investment objective of capital appreciation principally through investments in common stock and securities convertible into or exchangeable for common stock of companies which are little-known, relatively small or represent special situations which, in the Adviser's opinion, offer potential for capital appreciation. A "little-known" company means one whose business is limited to a regional market or whose securities are closely held with only a small proportion traded publicly. A "relatively small" company means one which has a small share of the market for its products or services in comparison with other companies in its field, or which provides goods or services for a limited market. A "special situation" company is one which offers potential for capital appreciation because of a recent or anticipated change in structure, management, products or services. In addition to the securities described above, the EVERGREEN VA FUND may invest in securities of relatively well-known and large companies with potential for capital appreciation. Investments may also be made to a limited degree in non-convertible debt securities and preferred stocks which offer an opportunity for capital appreciation. If in the Adviser's judgment a defensive position is appropriate, the Fund may take such a position and invest without limit in non-convertible investment grade debt securities, government securities or preferred stocks, or hold its assets in cash. Short-term investments may also be made if the Adviser believes that such action will benefit the Fund. See "Investment Practices and Restrictions" and "Special Risk Considerations", below.

EVERGREEN VA GROWTH AND INCOME FUND
       The investment objective of the EVERGREEN VA GROWTH AND INCOME FUND is to achieve a return composed of capital appreciation in the value of its shares and current income.
       The Fund seeks to achieve its investment objective by investing in the securities of companies which are undervalued in the marketplace relative to those companies' assets, breakup value, earnings or potential earnings growth. These companies are often found among those which have had a record of financial success but are currently in disfavor in the marketplace for reasons the Adviser perceives as temporary or erroneous. Such investments when successfully timed are expected to be the means for achieving the Fund's investment objective. This inherently contrarian approach may require greater reliance upon the Adviser's analytical and research capabilities than an investment in certain other equity funds. Consequently, an investment in the Fund may involve more risk than other equity funds.
       The Fund will use the "value timing" approach as a process for purchasing securities when events indicate that fundamental investment values are being ignored in the marketplace. Fundamental investment value is based on one or more of the following: assets -- tangible and intangible (examples of the latter include brand names or licenses), capitalization of earnings, cash flow or
potential   earnings  growth.   A  discrepancy   between  market  valuation  and
fundamental  value often  arises due to the presence of  unrecognized  assets or business opportunities, or as a result of incorrectly perceived or short-term negative factors. Changes in regulations, basic economic or monetary shifts and legal action (including the initiation of bankruptcy proceedings) are some of the factors that create these capital appreciation opportunities. If the securities in which the Fund invests never reach their perceived potential or the valuation of such securities in the marketplace does not in fact reflect significant undervaluation, there may be little or no appreciation or a depreciation in the value of such securities.
       The  Fund  will  invest   primarily  in  common  stocks  and   securities
convertible into or exchangeable for common stock. It is anticipated that the Fund's investments in these securities will contribute to the Fund's return primarily through capital appreciation. In addition, the Fund will invest in nonconvertible preferred stocks and debt securities. It is anticipated that the Fund's investments in these securities will also produce capital appreciation but the current income component of return will be a more significant factor in their selection. However, the Fund will
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invest  in  nonconvertible  preferred  stock  and  debt  securities  only if the anticipated capital appreciation plus income from such investments is equivalent to that anticipated from investments in equity or equity-related securities. The Fund may invest up to 5% of its total assets in debt securities which are rated below investment grade, commonly known as "junk bonds". Investments of this type are subject to greater risk of loss of principal and interest. The Fund may invest up to 25% of its assets in foreign securities (See "Special Risk Considerations"). Additional information regarding "junk bonds" is contained in
the  Statement  of  Additional   Information.   See  "Investment  Practices  and
Restrictions" and "Special Risk Considerations",  below.

EVERGREEN VA FOUNDATION FUND

       The investment objectives of the EVERGREEN VA FOUNDATION FUND, in order of priority, are reasonable income, conservation of capital and capital appreciation. The Fund seeks to achieve these objectives by investing in a combination of common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, corporate and U.S. Government debt obligations, and short-term debt instruments, such as commercial paper. The Fund's common stock investments will include those which (at the time of purchase) pay dividends and in the view of the Adviser have potential for capital enhancement. The Fund may also invest up to 25% of its assets in foreign securities (See "Special Risk Considerations").
       The Fund may make investments in securities regardless of whether or not such securities are traded on a national securities exchange. Securities not traded on a national securities exchange are generally traded on a "net" basis with dealers acting as principals for their own accounts without stated commissions, although the price of the securities usually includes profits to the dealers. While the Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Also the market for such securities may not be as liquid as those traded on a national securities exchange.
       While income will be a factor in the selection of equity securities, the Adviser will attempt to identify securities that offer potential for long term capital appreciation, but that do not exhibit any speculative characteristics. The Fund will not make equity investments with a view toward realizing short-term gains. The value of portfolio securities and their yields are expected to fluctuate over time because of varying general economic and market conditions. Accordingly, there can be no assurance that the Fund's investment objectives will be achieved.
       The Fund's  asset  allocation  will vary from time to time in  accordance with changing economic and market conditions, including: inflation rates, business cycle trends, business regulations and tax law impacts on the investment markets. The composition of its portfolio will be largely unrestricted and subject to the discretion of the Adviser. Under normal circumstances, the Fund anticipates that at least 25% of its net assets will consist of fixed income securities. The balance will be invested in equity securities (including securities convertible into equity securities).
       In selecting fixed income securities for the Fund's portfolio, emphasis will be placed on issues expected to fluctuate little in value other than as a result of changes in prevailing interest rates. The market value of the debt obligations in the Fund's portfolio can be expected to vary inversely to changes in prevailing interest rates. The Fund may at times emphasize the generation of interest income by investing in high-yielding debt securities, with short, medium or long-term maturities. While fixed income investments will generally be made for the purpose of generating interest income, investments in medium to long-term debt securities (i.e., those with maturities from five to ten years and those with maturities over ten years, respectively) may be made with a view to realizing capital appreciation when the Adviser believes changes in interest rates will lead to an increase in the value of such securities. The fixed income portion of the Fund's portfolio may include:

       1. Marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities, including issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. Some of these securities are supported by the full faith and credit of the United States Government, and others are supported only by the credit of the agency or instrumentality. Agencies or instrumentalities whose securities are supported by the full faith and credit of the United States include, but are not limited to, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association. Agencies or instrumentalities whose securities are supported only by the credit of the agency or instrumentality include the Interamerican Development Bank and the International Bank for Reconstruction and Development. These obligations are supported by appropriated but unpaid commitments of their member countries. There are no assurances that the commitments will be fulfilled in the future.
                                       4

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       2. Corporate obligations rated no lower than A by by Moody's Investors
Service, Inc. ("Moody's") or A-2 by Standard & Poor's Ratings Group ("S&P").
       3. Obligations of banks or banking institutions having total assets of more than $2 billion which are members of the Federal Deposit Insurance Corporation.
       4. Commercial paper of high quality (rated no lower than A-2 by S&P or Prime-2 by Moody's or, if not rated, issued by companies which have an outstanding long-term debt issue rated AAA or AA by S&P or Aaa or Aa by Moody's).
       Certain obligations may be entitled to the benefit of standby letters of credit or similar commitments issued by banks and, in such instances, the Adviser will take into account the obligation of the bank in assessing the quality of such security. For a description of the ratings set forth above see the Statement of Additional Information. See "Investment Practices and Restrictions" and "Special Risk Considerations", below.

INVESTMENT PRACTICES AND RESTRICTIONS
       The Funds may invest without limitation in cash and cash equivalents and short-term corporate debt securities for defensive purposes, and may also write
covered  call  options,   lend  portfolio   securities,   invest  in  repurchase
agreements, enter into transactions on a "when issued" or delayed settlement basis, and invest in the securities of other investment companies, all in the manner described below. Defensive Investments. The Funds may invest without limitation in high quality money market instruments, such as notes, certificates of deposit or bankers' acceptances, or U.S. Government securities if, in the opinion of the Adviser, market conditions warrant a temporary defensive investment strategy. Portfolio Turnover and Brokerage. It is anticipated that the annual portfolio turnover rate for EVERGREEN VA FUND and EVERGREEN VA GROWTH & INCOME FUND may exceed 100%. A portfolio turnover rate of 100% would occur if all of a Fund's portfolio securities were replaced in one year. The annual turnover rate for the fixed income portion of the EVERGREEN VA FOUNDATION FUND generally will not exceed 200%. A 200% turnover rate is greater than that of most other investment companies. The portfolio turnover rate experienced by a Fund directly affects brokerage commissions and other transaction costs which the Fund bears directly. A high rate of portfolio turnover will increase such costs. It is contemplated that Lieber & Company, an affiliate of Evergreen Asset and a member of the New York and American Stock Exchanges, will to the extent practicable effect substantially all of the portfolio transactions for the Funds effected on those exchanges. See the Statement of Additional Information for further information regarding the brokerage allocation practices of the Funds. Borrowing. As a matter of fundamental policy, the Funds may not borrow money except from banks as a temporary measure for extraordinary or emergency purposes. The proceeds from borrowings may be used to facilitate redemption requests which might otherwise require the untimely disposition of portfolio securities. The specific limits and other terms applicable to borrowing by each Fund are set forth in the Statement of Additional Information. Lending of Portfolio Securities. In order to generate income and to offset expenses, the Funds may lend portfolio securities to brokers, dealers and other financial institutions. The Adviser will monitor the creditworthiness of such borrowers. Loans of securities by the Funds, if and when made, may not exceed 30% of the value of a Fund's total assets and must be collateralized by cash or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the securities loaned, including accrued interest. While such securities are on loan, the borrower will pay a Fund any income accruing thereon, and the Fund may invest the cash collateral in portfolio securities, thereby increasing its return. Any gain or loss in the market price of the loaned securities which occurs during the term of the loan would affect a Fund and its investors. A Fund has the right to call a loan and obtain the securities loaned at any time on notice of not more than five business days. A Fund may pay reasonable fees in connection with such loans. Illiquid Securities. The Funds may invest up to 15% of their net assets in illiquid securities and other securities which are not readily marketable,
including  repurchase   agreements  with  maturities  longer  than  seven  days.
Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, which have been determined to be liquid, will not be considered by the Adviser to be illiquid or not readily marketable and, therefore, are not subject to the aforementioned 15% limit. The inability of a Fund to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Fund's ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Fund which are eligible for resale pursuant to Rule 144A will
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be monitored by the each Adviser, on an ongoing basis,  subject to the oversight of the Trustees. In the event that such a security is deemed to be no longer liquid, a Fund's holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a Fund having more than 15% of its assets invested in illiquid or not readily marketable securities. Repurchase Agreements. Repurchase agreements may be entered into with member banks of the Federal Reserve System, including a Fund's Custodian or primary dealers in U.S. Government securities. A repurchase agreement is an arrangement pursuant to which a buyer purchases a security and simultaneously agrees to resell it to the vendor at a price that results in an agreed-upon market rate of return which is effective for the period of time (which is normally one to seven days, but may be longer) the buyer's money is invested in the security. The arrangement results in a fixed rate of return that is not subject to market fluctuations during the holding period. A Fund requires continued maintenance of collateral with its Custodian in an amount at least equal to the repurchase price (including accrued interest). In the event a vendor defaults on its repurchase obligation, a Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor becomes the subject of bankruptcy proceedings, a Fund might be delayed in selling the collateral. The Adviser will review and continually monitor the creditworthiness of each institution with which a Fund enters into a repurchase agreement to evaluate these risks. When-Issued Securities. In the event securities are purchased on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield), a Fund generally would not pay for such securities or start earning interest on them until they are received. However, when a Fund purchases securities on a when-issued basis, it assumes the risks of ownership at the time of purchase, not at the time of receipt. Failure of the issuer to deliver a security purchased on a when-issued basis may result in the Fund's incurring a loss or missing an opportunity to make an alternative investment. Commitments to purchase when-issued securities will not exceed 25% of a Fund's total assets. A Fund will maintain cash or liquid high grade debt obligations in a segregated account with its Custodian in an amount equal to such commitments. No Fund will
purchase  when-issued   securities  for  speculative   purposes,   but  only  in
furtherance of its investment objectives. Securities of Other Investment Companies. Each Fund may invest in the securities of other open-end investment companies that have investment objectives and policies similar to its own or which are, in the opinion of the Adviser, suitable short-term investment vehicles. The Adviser will waive its investment advisory fee on assets invested by a Fund in securities of other open-end investment companies. Any investment by a Fund in the securities of other investment companies will be subject to the limitations on such investments contained in the Investment Company Act of 1940. Fixed Income Investments. Investments by the Funds in fixed income securities are subject to a number of risks. For example, changes in economic conditions could result in the weakening of the capacity of the issuers of such securities to make principal and interest payments, particularly in the case of issuers of non-investment grade fixed income securities. In addition, the market value of fixed-income securities in a Fund's portfolio can be expected to vary inversely to changes in prevailing interest rates. In the event there is a downgrading in the rating of a fixed income security held in a Fund's portfolio, the Fund may continue to hold the security if such action is deemed to be in the best interests of the Fund and its shareholders. HEDGING TECHNIQUES Writing Options. Each Fund may write covered call options on certain portfolio securities in an attempt to earn income and realize a higher return on their portfolios. A call option gives the purchaser of the option the right to buy a security from the writer at the exercise price at any time during the option period. A call option may not be written if, afterwards, securities comprising more than 5% of the market value of a Fund's equity securities would be subject to call options. A Fund realizes income from the premium paid to it in exchange for writing the call option. Once it has written a call option on a portfolio security and until the expiration of such option, a Fund forgoes the opportunity to profit from increases in the market price of such security in excess of the exercise price of the call option. Should the price of the security on which a call has been written decline, a Fund retains the risk of loss, which would be offset to the extent the Fund has received premium income. A Fund will only write "covered" call options traded on recognized securities exchanges. An option will be deemed covered when a Fund either owns the security (or securities convertible into such security) on which the option has been written in an amount sufficient to satisfy the obligations arising under the option; or (ii) the Fund's Custodian maintains cash or high-grade liquid debt securities belonging to the Fund in an amount not less that the amount needed to satisfy the
                                       6

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Fund's  obligations  with respect to options  written on  securities it does not own. A "closing purchase transaction" may be entered into with respect to a call option written by a Fund for the purpose of closing its position. Other
Investment   Restrictions.   Each  Fund  has   adopted   additional   investment
restrictions that are set forth in the Statement of Additional Information. Unless otherwise noted, the restrictions and policies set forth above are not fundamental and may be changed without shareholder approval.

SPECIAL RISK CONSIDERATIONS
Investment in Small Companies. EVERGREEN VA FUND, EVERGREEN VA GROWTH AND INCOME FUND and EVERGREEN VA FOUNDATION FUND may invest from time to time, in securities of little-known, relatively small and special situation companies. Investments in such companies may tend to be speculative and volatile. A lack of management depth in such companies could increase the risks associated with the loss of key personnel. Also, the material and financial resources of such companies may be limited, with the consequence that funds or external financing necessary for growth may be unavailable. Such companies may also be involved in the development or marketing of new products or services for which there are no established markets. If projected markets do not materialize or only regional markets develop, such companies may be adversely affected or be subject to the consequences of local events. Moreover, such companies may be insignificant factors in their industries and may become subject to intense competition from larger companies. Securities of small and special situation companies in which the Funds may invest will frequently be traded only in the over-the-counter market or on regional stock exchanges and will often be closely held. Securities of this type may have limited liquidity and be subject to wide price fluctuations. As a result of the risk factors described above, the net asset value of each Fund's shares can be expected to vary significantly. Investment in Foreign Securities. The Funds may invest in foreign securities. Investments in foreign securities require consideration of certain factors not normally associated with investments in securities of U.S. issuers. For example, a change in the value of any foreign currency relative to the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities denominated in that currency. Accordingly, a change in the value of any foreign currency relative to the U.S. dollar will result in a corresponding change in the U.S. dollar value of the assets of the Fund denominated or traded in that currency. If the value of a particular foreign currency falls relative to the U.S. dollar, the U.S. dollar value of the assets of a Fund denominated in such currency will also fall. The performance of a Fund will be measured in U.S.
dollars.
       Securities markets of foreign countries generally are not subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid. Lack of liquidity may affect a Fund's ability to purchase or sell large blocks of securities and thus obtain the best price. The lack of uniform accounting standards and practices among countries impairs the validity of direct comparisons of valuation measures (such as price/earnings ratios) for securities in different countries.

                             MANAGEMENT OF THE FUNDS
INVESTMENT ADVISER
       The management of each Fund is supervised by the Trustees of Evergreen Variable Trust. Evergreen Asset has been retained by the Trust to serve as investment adviser to EVERGREEN VA FUND, EVERGREEN VA GROWTH AND INCOME FUND, and EVERGREEN VA FOUNDATION FUND. Evergreen Asset succeeded on June 30, 1994 to the advisory business of a corporation with the same name, but under different ownership, which was organized in 1971. Evergreen Asset, with its predecessors, has served as investment adviser to the Evergreen mutual funds since 1971. Evergreen Asset is a wholly-owned subsidiary of First Union National Bank of North Carolina ("FUNB"). The address of Evergreen Asset is 2500 Westchester Avenue, Purchase, New York 10577. FUNB is a subsidiary of First Union Corporation ("First Union"), the sixth largest bank holding company in the United States. Stephen A. Lieber and Nola Maddox Falcone serve as the chief investment officers of Evergreen Asset and, along with Theodore J. Israel, Jr., were the owners of Evergreen Asset's predecessor and the former general partners of Lieber & Company, which, as described below, provides certain subadvisory services to Evergreen Asset in connection with its duties as investment adviser to the Funds.
       First Union is headquartered in Charlotte, North Carolina, and had $94.6 billion in consolidated assets as of December 31, 1995. First Union and its subsidiaries provide a broad range of financial services to individuals
                                       7
and businesses throughout the United States. The Capital Management Group of FUNB ("CMG") manages or otherwise oversees the investment of over $36 billion in assets belonging to a wide range of clients, including all the series of Evergreen Investment Trust (formerly known as First Union Funds) and certain of the other Evergreen mutual funds. First Union Brokerage Services, Inc., a wholly-owned subsidiary of FUNB, is a registered broker-dealer that is principally engaged in providing retail brokerage services consistent with its federal banking authorizations. First Union Capital Markets Corp., a wholly-owned subsidiary of First Union, is a registered broker-dealer principally engaged in providing, consistent with its federal banking
authorizations,   private  placement,   securities  dealing,   and  underwriting
services.
       Evergreen Asset manages each Fund's investments, provides various administrative services, and supervises each Fund's daily business affairs, subject to the authority of the Trustees. Evergreen Asset, as investment adviser to EVERGREEN VA FUND and EVERGREEN VA GROWTH AND INCOME FUND, is entitled to receive from such Funds an annual fee equal to .95 of 1% of average daily net assets thereof. As compensation for its services as investment adviser to EVERGREEN VA FOUNDATION FUND, Evergreen Asset is entitled to receive an annual fee equal to .825 of 1% of average daily net assets of such Fund. These fees are higher than the rates paid by most other investment companies.
       Evergreen Asset also serves as administrator to each Fund and is entitled to receive a fee based on the average daily net assets of the Fund at a rate based on the total assets of the mutual funds administered by Evergreen Asset for which CMG or Evergreen Asset also serve as investment adviser, calculated in accordance with the following schedule: .050% of the first $7 billion; .035% on the next $3 billion; .030% on the next $5 billion; .020% on the next $10 billion; .015% on the next $5 billion; and .010% on assets in excess of $30 billion. Furman Selz LLC, an affiliate of Evergreen Funds Distributor, Inc., distributor for the Evergreen group of mutual funds, serves as sub-administrator to the Funds and is entitled to receive a fee from each Fund calculated on the average daily net assets of the Fund at a rate based on the total assets of the mutual funds administered by Evergreen Asset for which CMG or Evergreen Asset also serve as investment adviser, calculated in accordance with the following schedule: .0100% of the first $7 billion; .0075% on the next $3 billion; .0050% on the next $15 billion; and .0040% on assets in excess of $25 billion. The total assets of the mutual funds administered by Evergreen Asset for which CMG or Evergreen Asset serve as investment adviser as of December 31, 1995 were approximately $10.4 billion.
       The portfolio manager for EVERGREEN VA FUND and EVERGREEN VA FOUNDATION FUND is Stephen A. Lieber, who is Chairman and Co-Chief Executive Officer of Evergreen Asset and has been associated with Evergreen Asset and its predecessor since 1969. Mr. Lieber has served as the portfolio manager of Evergreen Foundation Fund since its inception in January, 1990 and as the portfolio manager of Evergreen Fund since its inception in 1970. The portfolio manager for EVERGREEN VA GROWTH AND INCOME FUND is Edmund H. Nicklin, Jr. C.F.A. Mr. Nicklin has been associated with Evergreen Asset as the manager of Evergreen Growth and Income Fund since the Fund's inception in October, 1986.
SUB-ADVISER
       Evergreen Asset has entered into sub-advisory agreements with Lieber & Company with respect to EVERGREEN VA FUND, EVERGREEN VA GROWTH AND INCOME FUND and EVERGREEN VA FOUNDATION FUND which provide that Lieber & Company's research department and staff will furnish Evergreen Asset with information, investment recommendations, advice and assistance, and will be generally available for consultation on each such Fund's portfolio. Lieber & Company will be reimbursed by Evergreen Asset in connection with the rendering of services on the basis of the direct and indirect costs of performing such services. There is no additional charge to the Funds for the services provided by Lieber & Company. It is contemplated that Lieber & Company will, to the extent practicable, effect substantially all of the portfolio transactions for these Funds on the New York and American Stock Exchanges. The address of Lieber & Company is 2500 Westchester Avenue, Purchase, New York 10577. Lieber & Company is an indirect, wholly-owned, subsidiary of First Union.
                                       8

                          SALE AND REDEMPTION OF SHARES

PARTICIPATING INSURANCE COMPANIES
       The Funds were organized to serve as investment vehicles for (a) separate accounts funding variable annuity ("VA") and variable life insurance ("VLI") contracts issued by certain life insurance companies ("Participating Insurance Companies"); and (b) qualified pension and retirement plans. The Trust does not currently forsee any disadvantages to the holders of VA and VLI contracts arising from the fact that the interests of holders of VA and VLI contracts may differ due to the difference of tax treatment and other considerations.
       Nevertheless, the Trustees will establish procedures for the purpose of identifying any irreconcilable material conflicts that may arise and to determine what action, if any, would be taken in response thereto. The VA and VLI contracts are described in the separate prospectuses issued by the Participating Insurance Companies. The Trust assumes no responsibility for such prospectuses.

PURCHASES
       Shares of the Trust are sold at net asset value to the separate accounts of Participating Insurance Companies and to qualified pension and retirement plans. All investments in the Trust are credited to the shareholder's account in the form of full or fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates. Initial and subsequent purchase payments allocated to a specific Fund are subject to the limits described in the separate prospectuses issued by the Participating Insurance Companies or in pension and retirement plan documents. How the Funds Value Their Shares. The net asset value of shares of a Fund is calculated by dividing the value of the amount of the Fund's net assets by the number of outstanding shares. Shares are valued each day the New York Stock Exchange (the "Exchange") is open as of the close of regular trading (currently 4:00 p.m. Eastern time). The securities in a Fund are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Trustees believe would accurately reflect fair value. Non-dollar denominated securities will be valued as of the close of the Exchange at the closing price of such securities in their principal trading market.

REDEMPTION
       The separate accounts of Participating Insurance Companies redeems shares to make benefit or surrender payments under the terms of the VA or VLI contract and qualified pension and retirement plans may redeem shares pursuant to the provisions of the plan documents. Redemptions are processed on any day on which the Trust is open for business and are effected at net asset value next determined after the redemption order, in proper form, is received by the Trust or it's agent. The net asset value per share of each Fund is determined once daily, as of 4:00 p.m. on each business day the Exchange is open and on such other days as the Trustees determine and on any other day during which there is a sufficient degree of trading in the Fund's portfolio securities that the net asset value of the Fund is materially affected by changes in the value of portfolio securities.
       The Trust may suspend the right of redemption only under the following unusual circumstances: (1) when the Exchange is closed (other than weekends and holidays) or trading is restricted; (2) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (3) during any period when the Securities and Exchange Commission has by order permitted a suspension of redemption for the protection of shareholders. DIVIDENDS Dividends. All dividends payable by a Fund are distributed at least annually to the separate accounts of Participating Insurance Companies and will be automatically reinvested in additional shares of such Fund. Dividends and other distributions made by the Funds to such separate account are taxable, if at all, to the Participating Insurance Companies; they are not currently taxable to the VA or VLI owners.
                                       9

TAX STATUS
       Each Fund is treated as a separate entity for Federal income tax purposes and is not combined with the Trust's other Funds. It is the intention of each Fund to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and meet all other requirements necessary for it to be relieved of Federal taxes on that part of its net investment income and net capital gains distributed to its shareholders. Each Fund intends to distribute all of its net investment income and net capital gains to its shareholders.
       For a discussion of the tax consequences of VA or VLI contracts, refer to the prospectus of the VLI or VA contract offered by the Participating Insurance Company. VA or VLI contracts purchased through insurance company separate accounts provide for the accumulation of all earnings from interest, dividends, and capital appreciation without current Federal income tax liability for the owner, Depending on the VA or VLI contract, distributions from the contract may be subject to ordinary income tax and, in addition, on distributions before age 59 1/2, a 10% penalty tax. Only the portion of a distribution attributable to income on the investment in the contract is subject to Federal income tax. Investors should consult with competent tax advisers for a more complete discussion of possible tax consequences in a particular situation.
       Section 817(h) of the Code provides that investments of a separate account underlying a VA or VLI contract (or the investments of a mutual fund, the shares of which are owned by the VA or VLI separate account) must be "adequately diversified" in order for the VA or VLI contract to be treated as an annuity for tax purposes. The Treasury Department has issued regulations prescribing these diversification requirements. Each Fund intends to comply with these requirements. If a separate account underlying a VA or VLI contract were not adequately diversified, the owner of such VA or VLI contract would be immediately subject to tax on the earnings allocable to the contract. Additional information about the tax status of the Funds is provided in the Statement of Additional Information.

EFFECT OF BANKING LAWS
       The Glass-Steagall Act and other banking laws and regulations presently prohibit member banks of the Federal Reserve System ("Member Banks") or their non-bank affiliates from sponsoring, organizing, controlling, or distributing the shares of registered open-end investment companies such as the Funds. Such laws and regulations also prohibit banks from issuing, underwriting or distributing securities in general. However, under the Glass-Steagall Act and such other laws and regulations, a Member Bank or an affiliate thereof may act as investment adviser, transfer agent or custodian to a registered open-end investment company and may also act as agent in connection with the purchase of shares of such an investment company upon the order of their customer. Evergreen Asset, since it is a subsidiary of FUNB, is subject to and in compliance with the aforementioned laws and regulations.
       Changes to applicable laws and regulations or future judicial or administrative decisions could result in Evergreen Asset being prevented from continuing to perform the services required under the investment advisory contract or from acting as agent in connection with the purchase of shares of a Fund by its customers. If Evergreen Asset were prevented from continuing to provide the services called for under the investment advisory agreement, it is expected that the Trustees would identify, and call upon each Fund's shareholders to approve, a new investment adviser. If this were to occur, it is not anticipated that the shareholders of any Fund would suffer any adverse financial consequences.

                               GENERAL INFORMATION

CUSTODIAN, AND TRANSFER AND DIVIDEND PAYING AGENT
       State Street Bank and Trust Company (the "Custodian") acts as Custodian of the assets ot the Trust. Boston Financial Data Services, Inc. ("BFDS"), acts as the transfer agent and dividend disbursing agent for the Trust and in doing so performs certain bookkeeping, data processing and administrative services for the Trust and each Fund.
                                       10

EXPENSES OF THE TRUST
       Each Fund bears all expenses of its operations other than those incurred by Evergreen Asset under its respective Advisory Agreement and Administration Agreement with the Trust. In particular, the Funds pay investment advisory fees, administrative fees, custodian fees and expenses, legal, accounting and auditing fees, brokerage fees, interest and taxes, registration fees and expenses, expenses of the transfer and dividend disbursing agent, the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, Evergreen Asset or any of its affiliates, expenses of printing and mailing reports and notices and proxy material to beneficial shareholders of the Trust, and any extraordinary expenses. Expenses incurred jointly by the Funds are allocated among the Funds in a manner determined by the Trustees to be fair and equitable. The organizational expenses of each of the Funds have been capitalized and will be amortized during the first five years of the Funds' operations. Such amortization will reduce the amount of income available for payment as dividends.

SHAREHOLDER RIGHTS
       Pursuant to current interpretations of the Investment Company Act of 1940, as amended ("1940 Act"), each Participating Insurance Company will solicit voting instructions from VA or VLI contract owners with respect to any matters that are presented to a vote of shareholders. On any matter submitted to a vote of shareholders, all the shares of the Trust then issued and outstanding and entitled to vote shall be voted in the aggregate and not by Fund except for matters concerning only a specific Fund. Certain matters approved by a vote of shareholders of one Fund of the Trust may not be binding on a Fund whose shareholders have not approved such matters. The holder of each share of the Trust shall be entitled to one vote for each full share and a fractional vote for each fractional share. Shares of one Fund may not bear the same economic relationship to the Trust as shares of another Fund.
       The Trust is not required to hold annual meetings of shareholders and does not plan to do so. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Trust's Declaration of Trust. The Declaration of Trust provides that shareholders can remove Trustees by a vote of two-thirds of the vote of the outstanding shares and the Declaration sets out the procedures to be followed. The Trustees will be a self-perpetuating body until fewer than 50% of the Trustees, then serving as Trustees, are Trustees who were elected by shareholders. At that time a meeting of shareholders will be called to elect additional Trustees.
       The Declaration of Trust may be amended by a vote of a majority of the Trustees; provided, if any such amendment materially adversely affects the rights of any shares of any series or any class with respect to matters to which such amendment is applicable, such amendment shall be subject to approval by holders of a majority of the outstanding voting securities, as that term is defined in the 1940 Act, of such series or class. Shares have no pre-emptive or conversion rights and are fully paid and nonassessable. When a majority is required, it means the lesser of 67% or more of the shares present at a meeting when the holders of more than 50% of the outstanding shares are present or represented by proxy, or more than 50% of the outstanding shares.

DESCRIPTION OF SHARES
       The Declaration of Trust permits the Trustees to establish and designate series or classes in addition to the Funds. Each share of any series or class represents an equal proportionate share in the net assets of that series or class with each other share of that series or class. The Trustees may divide or combine the shares of any series or class into a greater or lesser number of shares of that series or class without thereby changing the proportionate interests in the assets of that series or class. Upon liquidation of a particular series or class, the shareholders of that series or class shall be entitled to share pro rata in the net assets of such series or class available for distribution to shareholders inquiries.
       Any inquiries regarding the Trust should be directed to the Trust at the telephone number or address shown on the cover page of this Prospectus. All inquiries regarding the VA or VLI contracts should be directed to the Participating Insurance Company, as indicated in the VA or VLI prospectus accompanying this Prospectus.

PERFORMANCE
       From time to time, the Trust may advertise the "average annual or cumulative total return" of the Funds and may compare the performance of the Funds with that of other mutual funds with similar investment objectives as listed in rankings prepared by Lipper Analytical Services, Inc., or similar independent services monitoring mutual
                                       11
fund performance, and with appropriate securities or other relevant indices. The "average annual total return" of a Fund refers to the average annual compounded rate of return over the stated period that would equate an initial investment in that Fund at the beginning of the period to its ending redeemable value, assuming reinvestment of all dividends and distributions and deduction of all recurring charges. Figures will be given for the recent one, five and ten year periods and for the life of the Fund if it has not been in existence for any such periods. When considering "average annual total return" figures for periods longer than one year it is important to note that a Fund's annual total return for any given year might have been greater or less than its average for the entire period. "Cumulative total return" represents the total change in value of an investment in a Fund for a specified period (again reflecting changes in Fund share prices and assuming reinvestment of Fund distributions).
       The performance of each Fund will vary from time to time in response to fluctuations in market conditions, interest rates, the composition of the Fund's investments and expenses. Consequently, a Fund's performance figures are historical and should not be considered representative of the performance of the Fund for any future period.
       Evergreen Asset is the investment adviser of the Funds and to Evergreen Fund, Evergreen Foundation Fund and Evergreen Growth and Income Fund. Each of the Evergreen Fund, Evergreen Foundation Fund and Evergreen Growth and Income Fund is substantially similar to the Trust's EVERGREEN VA FUND, EVERGREEN VA FOUNDATION FUND and EVERGREEN VA GROWTH AND INCOME FUND, respectively, in that each has the same investment objective and each is managed using substantially the same investment strategies and techniques. See "Investment Objectives and Policies."
       As of the date of this Prospectus, the Funds had not commenced operations. Set forth below is certain performance information regarding the Evergreen Fund, Evergreen Foundation Fund and Evergreen Growth and Income Fund which has been obtained from Evergreen Asset and is set forth in the current prospectuses and statements of additional information of the Evergreen Fund, Evergreen Foundation Fund and Evergreen Growth and Income Fund. Investors should not rely on the following financial information as an indication of the future performance of the Funds.

AVERAGE ANNUAL TOTAL RETURN OF COMPARABLE FUNDS
       The average annual compounded total return for Class Y shares offered by Evergreen Fund, Evergreen Foundation Fund and Evergreen Growth and Income Fund for the most recently completed one, five and ten year fiscal periods is set forth in the table below.


                                                1 Year          5 Years            10 Years
                                                 Ended            Ended               Ended
Evergreen Fund                                  9/30/95          9/30/95             9/30/95
Class Y                                           26.79%          18.71%              12.75%
                                                 1 Year          5 Years            10/15/86
                                                 Ended            Ended            (inception)
Evergreen Growth and Income Fund                12/31/95        12/31/95           to 12/31/95
Class Y                                           32.94%          17.25%              13.37%
                                                 1 Year          5 Years           From 1/2/90
                                                 Ended            Ended            (inception)
Evergreen Foundation Fund                       12/31/95        12/31/95         to 12/31/95 (1)
Class Y                                           29.69%          19.41%              17.17%

(1) Reflects waiver of advisory fees and reimbursement of other expenses. Without such waivers and reimbursements, the average annual total return during this period would have been lower.
       The calculations of total return assume the reinvestment of all dividends and capital gains distributions on the reinvestment dates during the period and the deduction of all recurring expenses that were charged to shareholders accounts. The above tables do not reflect charges and deductions which are, or may be, imposed under the VA or VLI contracts.
                                       12

GENERAL

Independent Accountants. KPMG Peat Marwick LLP, One Mellon Bank Center, Pittsburgh, Pennsylvania 15219, serves as the independent public accountants of the Trust. Counsel. Sullivan & Worcester LLP, 1025 Connecticut Avenue, N.W., Washington, D.C. 20036, acts as counsel for the Trust. Liability Under Massachusetts Law. Under Massachusetts law, Trustees and shareholders of a business trust may, in certain circumstances, be held personally liable for its obligations. The Declaration of Trust under which the Funds operate provide that no Trustee or shareholder will be personally liable for the obligations of the Trust and that every written contract made by the Trust contain a provision to that effect. If any Trustee or shareholder were required to pay any liability of the Trust, that person would be entitled to reimbursement from the general assets of the Trust. Additional Information. This Prospectus and the Statement of Additional Information, which has been incorporated by reference herein, do not contain all the information set forth in the Registration Statements filed by the Trust with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933. Copies of the Registration Statements may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.
                                       13

  INVESTMENT ADVISER

  Evergreen Asset Management Corp., 2500 Westchester Avenue, Purchase, New York 10577
  CUSTODIAN & TRANSFER AGENT
  State Street Bank and Trust Company, Box 9021, Boston, Massachusetts
  02205-9827
  LEGAL COUNSEL
  Sullivan & Worcester LLP, 1025 Connecticut Avenue, N.W., Washington, D.C. 20036 INDEPENDENT AUDITORS KPMG Peat Marwick LLP, One Mellon Bank Center, Pittsburgh, Pennsylvania 15219 FHL-0534 537769 (2/96)